SUB-ITEM 77C - Exhibit
                            SELIGMAN HIGH INCOME FUND SERIES


                                  PROXY RESULTS

Shareholders of Seligman U.S. Government Securities Fund voted on the following proposals at the special shareholders meeting on October 24, 2005. The description of each proposal and number of shares voted are as follows:

Proposal 1
To elect a Board of Trustees (shareholders of the Fund and Seligman High-Yield Fund voted together for each nominee).

                    In Favor of Election             Withhold Authority to Vote
------------------ -------------------------- ---------------------------------
------------------ -------------------------- ---------------------------------
Robert B. Catell         83,446,111.879                      3,465,663.748
------------------ -------------------------- ---------------------------------
------------------ -------------------------- ---------------------------------
John R. Galvin           84,124,533.879                      2,787,241.748
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
Alice S. Ilchman         84,144,318.471                      2,767,457.156
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
Frank A. McPherson       84,132,951.404                      2,778,824.223
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
Betsy S. Michel          84,136,932.156                      2,774,843.471
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
Leroy C. Richie          84,168,530.962                      2,743,244.665
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
Robert L. Shafer         84,103,036.171                      2,808,739.456
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
James N. Whitson         84,164,572.235                      2,747,203.392
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
William C. Morris        84,159,525.955                      2,752,249.672
------------------------------------- -----------------------------------------
------------------------------------- -----------------------------------------
Brian T. Zino            84,162,185.207                      2,749,590.420
------------------------------------- -----------------------------------------

Proposal 2
To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund for 2005 (shareholders of the Fund and Seligman High-Yield Fund voted together for each nominee).
     For Ratification     Against Ratification                 Abstain
------------------------------------- ----------------------------------------
------------------------------------- ----------------------------------------
      83,543,740.567          986,008.184                    2,382,026.876
------------------------------------- --------------------------------- ------

Proposal 3(a)
To eliminate the Fund's fundamental policy regarding investment in US Government
 Securities:
      For Approval    Against Approval      Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
     4,641,357.178      273,429.086        225,636.961        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 3(b)
To amend the Fund's investment objective:
      For Approval    Against Approval      Abstain          Broker Non-Votes
------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------------
     4,644,863.494      253,687.877        241,871.854        1,372,671.000
------------------------------------ ------------------------------------------

Proposal 4(a)
To approve amendments to the Fund's fundamental restriction regarding investments in commodities:
     For Approval    Against Approval       Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------
------------------------------------ ------------------------- ----------------
     4,636,048.504      298,671.763        205,702.958         1,372,671.000
------------------------------------ ------------------------- -----------  ---

Proposal 4(b)
To approve amendments to the Fund's fundamental restriction regarding the purchase of securities on margin:
     For Approval    Against Approval       Abstain          Broker Non-Votes
------------------------------------ ------------------------- --------------
------------------------------------ ------------------------- ----------------
     4,629,249.615      314,766,922        196,406.688         1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(c)
To approve amendments to the Fund's fundamental restriction regarding borrowing:
     For Approval    Against Approval       Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
----------------------------------- ------------------------- -----------------
     4,635,484.234      323,076.303        181,862.688         1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(d)
To approve amendments to the Fund's fundamental restriction regarding lending.
     For Approval    Against Approval       Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
     4,641,768.484      302,556.784        196,097.957         1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(e)
To approve amendments to the Fund's fundamental restriction regarding underwriting.
     For Approval    Against Approval       Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
     4,660,163.788      274,819.542        205,439.895        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(f)
To approve amendments to the Fund's fundamental restriction regarding the purchase or sales of real estate.
     For Approval    Against Approval       Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
     4,648,183.913      292,965.682        199,273.630        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(g)
To approve amendments to the Fund's fundamental restriction regarding diversification.
     For Approval    Against Approval        Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
----------------------------------- ------------------------- -----------------
     4,690,006.609      255,875.315        194,541.301        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(h)
To approve amendments to the Fund's fundamental restriction regarding industry concentration.
     For Approval    Against Approval        Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
----------------------------------- ------------------------- -----------------
     4,664,636.195      269,869.721        205,917.309        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(i)
To approve the elimination of the Fund's fundamental restriction regarding short sales.
     For Approval    Against Approval        Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
     4,637,572.482      310,072.055        192,778.688        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(j)
To approve the elimination of the Fund's fundamental restriction regarding control or management of any company.
     For Approval    Against Approval         Abstain         Broker Non-Votes
------------------------------------ ------------------------- -----------------
------------------------------------ ------------------------- ----------------
    4,650,073.736      292,596.815        197,752.674        1,372,671.000
------------------------------------ ------------------------- -----------------

Proposal 4(k)
To approve the elimination of the Fund's fundamental restriction regarding transactions in options.
     For Approval    Against Approval         Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
---------------------------------- ------------------------- ------------------
     4,657,021.636      284,336.009        199,065.580        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(l)
To approve the elimination of the Fund's fundamental restriction regarding investments in other investment companies.
     For Approval    Against Approval         Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
-------------------------------- ------------------------- --------------------
     4,672,740.810      284,260.048        183,422.367        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(m)
To approve the elimination of the Fund's fundamental restriction regarding unseasoned companies.
     For Approval    Against Approval         Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
-------------------------------- ------------------------- ---------------------
    4,625,945.594      310,190.949        204,286.682        1,372,671.000
------------------------------------ ------------------------- ----------------

Proposal 4(n)
To approve the elimination of the Fund's fundamental restriction regarding mortgages and pledges.
     For Approval    Against Approval          Abstain        Broker Non-Votes
------------------------------------ ------------------------- ----------------
----------------------------------- ------------------------- ------------------
     4,632,865.683      306,983.912        200,573.630        1,372,671.000
------------------------------------ ------------------------- ----------------



Shareholders of Seligman High-Yield Fund (the "Fund") voted on the following proposals at the special shareholders meeting on October 24, 2005. The description of each proposal and number of shares voted are as follows:

Proposal 1
To elect a Board of Trustees (shareholders of the Fund and Seligman U.S. Government Securities Fund voted together for each nominee).

                 In Favor of Election             Withhold Authority to Vote
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ---------
Robert B. Catell     83,446,111.879                      3,465,663.748
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ----------
John R. Galvin       84,124,533.879                      2,787,241.748
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ----------
Alice S. Ilchman     84,144,318.471                      2,767,457.156
------------------------------------- ------------------------------- ----------
------------------------------------- ------------------------------- ---------
Frank A. McPherson   84,132,951.404                      2,778,824.223
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ---------
Betsy S. Michel      84,136,932.156                      2,774,843.471
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ---------
William C. Morris    84,159,525.955                      2,752,249.672
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ---------
Leroy C. Richie      84,168,530.962                      2,743,244.665
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ---------
Robert L. Shafer     84,103,036.171                      2,808,739.456
------------------------------------- ------------------------------- ---------
------------------------------------------------------------------ ------------
James N. Whitson     84,164,572.235                      2,747,203.392
------------------------------------- ------------------------------- ---------
------------------------------------- ------------------------------- ---------
Brian T. Zino        84,162,185.207                      2,749,590.420
------------------------------------- ------------------------------- ---------

Proposal 2
To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund for 2005 (shareholders of the Fund and Seligman U.S. Government Securities Fund voted together for each nominee).
    For Ratification        Against Ratification               Abstain
------------------------------------- ---------------------------------- ------
------------------------------------- ---------------------------------- ------
     83,543,740.567              986,008.184                2,382,026.876
------------------------------------- ---------------------------------- ------

Proposal 5(a)
To amend the Fund's investment objective:
    For Approval    Against Approval        Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   56,995,059.779     2,247,805.647       2,812,437.976       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 5(b)
To eliminate the Fund's fundamental policy regarding investment in bonds:
    For Approval    Against Approval        Abstain           Broker Non-Votes
-------------------------------- ------------------------- --------------------
------------------------------------ ------------------------- ----------------
   55,610,719.638     3,468,687.913       2,975,895.851       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(a)
To amend the Fund's fundamental restriction regarding investments in commodities:
    For Approval    Against Approval         Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
----------------------------------- ------------------------- -----------------
   54,948,003.859     4,230,568.769       2,876,730.774       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(b)
To amend the Fund's fundamental restriction regarding the purchase of securities on margin:
    For Approval    Against Approval         Abstain          Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   54,472,260.573     4,674,870.589       2,908,172.240       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(c)
To amend the Fund's fundamental restriction regarding borrowing:
    For Approval    Against Approval          Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   54,638,099.430     4,475,800.907       2,941,403.065       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(d)
To approve amendments to the Fund's fundamental restriction regarding lending.
    For Approval    Against Approval          Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   54,962,469.720     4,049,132.006       3,043,701.676       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(e)
To amend the Fund's fundamental restriction regarding underwriting.
    For Approval    Against Approval          Abstain         Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   55,342,425.139     3,648,997.317       3,063,880.946       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(f)
To amend the Fund's fundamental restriction regarding the purchase or sales of real estate.
    For Approval    Against Approval           Abstain        Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   55,923,130.991     3,321,136.567       2,811,035.844       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(g)
To amend the Fund's fundamental restriction regarding diversification.
    For Approval    Against Approval           Abstain        Broker Non-Votes
------------------------------------ ------------------------- ----------------
--------------------------------- ------------------------- -------------------
   56,010,603.736     3,276,031.791       2,768,667.875       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(h)
To amend the Fund's fundamental restriction regarding industry concentration.
    For Approval    Against Approval            Abstain       Broker Non-Votes
------------------------------------ ------------------------- ----------------
---------------------------------- ------------------------- ------------------
   55,780,823.861     3,399,640.498       2,874,839.043       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(i)
To eliminate the Fund's fundamental restriction regarding short sales.
    For Approval    Against Approval            Abstain       Broker Non-Votes
------------------------------------ ------------------------- ----------------
----------------------------------- ------------------------- -----------------
   54,736,038.907     4,411,296.374       2,907,968.121       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(j)
To eliminate the Fund's fundamental restriction regarding control or management of any company.
    For Approval    Against Approval            Abstain       Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   55,082,250.989     4,037,861.921       2,935,190.492       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(k)
To eliminate the Fund's fundamental restriction regarding transactions in options.
    For Approval    Against Approval             Abstain      Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   54,775,842.098     4,448,505.324       2,830,955.980       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(l)
To eliminate the Fund's fundamental restriction regarding investments in other investment companies.
    For Approval    Against Approval             Abstain      Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   55,573,792.464     3,608,598.449       2,872,912.489       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(m)
To eliminate the Fund's fundamental restriction regarding unseasoned companies.
    For Approval    Against Approval             Abstain      Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   54,646,819.733     4,458,516.500       2,949,967.169       18,343,378.000
------------------------------------ ------------------------- ----------------

Proposal 6(n)
To eliminate the Fund's fundamental restriction regarding mortgages and pledges.
   For Approval     Against Approval             Abstain      Broker Non-Votes
------------------------------------ ------------------------- ----------------
------------------------------------ ------------------------- ----------------
   55,164,810.172     4,083,162.579       2,807,330.651       18,343,378.000
------------------------------------ ------------------------- ----------------

Note: Proposals 3 and 4 related solely to Seligman U.S. Government Securities Fund and proposal 5 related only to Seligman High Yield
Fund.